                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                       1934

                           DATE OF REPORT: April 7, 1999

                               ----------------------

                                    YAHOO! INC.
              (Exact name of registrant as specified in its charter)

                                      0-26822
                             (Commission File Number)

          CALIFORNIA                                    77-0398689
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                              3420 CENTRAL EXPRESSWAY
                           SANTA CLARA, CALIFORNIA 95051
              (Address of principal executive offices, with zip code)

                                   (408) 731-3300
               (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On April 7, 1999, Yahoo! Inc., a California corporation ("Yahoo!") announced its financial results for the quarter ended March 31, 1999. A copy of Yahoo!'s press release announcing these financial results is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          99.1      Press Release dated April 7, 1999.


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              YAHOO! INC.


Date: April 8, 1999           By:  /s/ Gary Valenzuela
                                   --------------------------------------
                                   Gary Valenzuela
                                   Senior Vice President, Finance and
                                   Administration, and Chief Financial Officer


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                                    YAHOO! INC.

                                 INDEX TO EXHIBITS


Exhibit Number                     Description
--------------                     -----------
   99.1                            Press Release dated April 7, 1999.
